UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2005

FREMONT MORTGAGE SECURITIES CORPORATION (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Fremont Home Loan Trust 2004-A, Mortgage-Backed Certificates, Series 2005-A)

Fremont Mortgage Securities Corporation

(Exact name of registrant as specified in its charter)

DELAWARE State of Incorporation	333-91565 (Commission File Number)	52-2206547 (I.R.S. Employer Identification No.)

2727 East Imperial Highway, Brea, California	92821
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 961-5000

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events

     The Registrant registered issuances of Mortgage-Backed Certificates, Series 2005-A on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-91565) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,175,974,000 aggregate principal amount of Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates (the “Publicly Offered Certificates”) on February 22, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking contained in the definitive Prospectus dated February 18, 2005, as supplemented by the Prospectus Supplement dated February 18, 2005, to file a copy of the operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

     On February 22, 2005, Fremont Mortgage Securities Corporation entered into a Pooling and Servicing Agreement, dated as of February 1, 2005 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as servicer and originator, Wells Fargo Bank, N.A., as master servicer and trust administrator, and HSBC Bank USA, National Association, as trustee.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Not applicable

     (b) Not applicable

Exhibit No.	Description

1.1	The Underwriting Agreement (the “Underwriting Agreement”), dated as of February 18, 2005, by and between Fremont Mortgage Securities Corporation, as depositor, and Credit Suisse First Boston LLC, Goldman, Sachs & Co., Lehman Brothers Inc. and Greenwich Capital Markets, Inc., as underwriters.

Exhibit No.	Description

4.1	The Pooling and Servicing Agreement, dated as of February 1, 2005 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as servicer and originator, Wells Fargo Bank, N.A., as master servicer and trust administrator, and HSBC Bank USA, National Association, as trustee.

4.2	The Mortgage Loan Purchase Agreement (the “Mortgage Loan Purchase Agreement”), dated as of February 1, 2005, between Fremont Mortgage Securities Corporation, as purchaser, and Fremont Investment & Loan, as originator.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FREMONT MORTGAGE SECURITIES CORPORATION (Registrant)
By:	/s/ Patrick E. Lamb
	Name:	Patrick E. Lamb
	Title:	Chief Financial Officer

Dated: March 2, 2005

EXHIBIT INDEX

	Item 601(a) of
Exhibit	Regulation S-K		Paper (P) or
Number	Exhibit No.	Description	Electronic (E)

1	1.1	The Underwriting Agreement (the “Underwriting Agreement”), dated as of February 18, 2005, by and between Fremont Mortgage Securities Corporation, as depositor, and Credit Suisse First Boston LLC, Goldman, Sachs & Co., Lehman Brothers Inc. and Greenwich Capital Markets, Inc., as underwriters.	E

2	4.1	The Pooling and Servicing Agreement, dated as of February 1, 2005 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as servicer and originator, Wells Fargo Bank, N.A., as master servicer and trust administrator, and HSBC Bank USA, National Association, as trustee.	E

3	4.2	The Mortgage Loan Purchase Agreement (the “Mortgage Loan Purchase Agreement”), dated as of February 1, 2005, between Fremont Mortgage Securities Corporation, as purchaser, and Fremont Investment & Loan, as originator.	E